Exhibit 99.2

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

SECURITY AGREEMENT (“Agreement”), dated as of February 7, 2006 is made by and between EVERLAST WORLD’S BOXING CORPORATION, a New York corporation (“Boxing”), EVERLAST SPORTS MFG. CORP., a New York corporation (“Sports”) and EVERLAST WORLDWIDE, INC., a Delaware corporation (“Everlast” and together with Boxing and Sports, the “Borrowers”), each of the direct and indirect subsidiaries of Everlast executing this Agreement below (collectively the “Subsidiary Guarantors” and together with the Borrowers and each of the Subsidiary Guarantors, the “Debtors”), and WELLS FARGO CENTURY, INC., (the “Secured Party”).

RECITALS

1.          Everlast (or a predecessor thereof) and Secured Party (or a predecessor thereof) entered into a Factoring Agreement, dated as of August 21, 1992, which is being amended and restated by the amended and Restated Factoring Agreement, dated the date hereof to, among other things, add Boxing and Sports as factoring clients thereon (as heretofore amended and as the same may be amended hereafter from time to time, the “Factoring Agreement”).

2.          In connection with the Factoring Agreement, Sports entered into a Security Agreement, dated as of November 6, 2002 with the Secured Party, which was amended and restated by that Amended and Restated Security Agreement, dated as of November 30, 2004 (as amended, the “Everlast Sports Security Agreement”).

3.          Each of the Borrowers and the Secured Party entered into a Term Loan Agreement, dated as of the date hereof, (as the same may be amended from time to time, the “Loan Agreement”) pursuant to which (i) the Secured Party has agreed to make a term loan (the “Loan”) to the Borrowers, jointly and severally, as co-obligors and (ii) each Borrower has agreed to guaranty all of each other Borrower’s obligations under the Loan Agreement and the other Facility Documents, (as defined in the Loan Agreement).

4.          A portion of the Loan proceeds is being used by Everlast to purchase from the holders thereof 100% of the issued and outstanding shares of Everlast’s Series A Redeemable Participating Preferred Stock (the “Preferred Stock”).

5.          Each of the Subsidiary Guarantors is receiving a benefit from the making of the Loan and the credit extended under the Factoring Agreement and, accordingly, in connection with the consummation of the Loan Agreement, has executed a Subsidiary Guaranty, dated the date hereof, in favor of the Secured Party, pursuant to which it has agreed to guaranty all of the obligations of the Borrowers under the Loan Agreement, the Factoring Agreement and the other Facility Documents and any other obligations of the Borrowers to the Secured Party or any of its Affiliates (as defined in the Loan Agreement).

6.          In order to induce the Secured Party to make the Loan, each of the Borrowers and the Subsidiary Guarantors have agreed to enter into this Agreement in order to further amend and restate the Everlast Sports Security Agreement and to grant the Secured Party the security interests described herein as security for their obligations under the Factoring Agreement, the Loan Agreement, the Subsidiary Guaranty, the other Facility Documents and any other obligations of the Borrowers and the Subsidiary Guarantors to the Secured Party, as more specifically described herein.

ACCORDINGLY, in consideration of the mutual covenants contained in the Loan Agreement, the Factoring Agreement, the Subsidiary Guaranty, the other Facility Documents and herein, and for other good and valuable consideration receipt of which is hereby acknowledged by each party, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND DEFINED TERMS

All terms defined in the recitals hereto and the Factoring Agreement that are not otherwise defined herein shall have the meanings given them in the recitals and the Factoring Agreement. All terms defined in the UCC and not otherwise defined herein or in the Factoring Agreement or Loan Agreement have the meanings assigned to them in the UCC. All terms defined in the Loan Agreement and not otherwise defined herein shall have the meaning given them in the Loan Agreement. In addition, the following terms have the meanings set forth below or in the referenced Section of this Agreement.

“Accounts” means all of each Debtors’ accounts, as such term is defined in the UCC, including each and every right of each Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any license, contract or agreement, whether such right to payment is created, generated or earned by the Debtors or by some other person who subsequently transfers such person’s interest to the Debtors, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Debtors may at any time have by law’ or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

“Collateral” with respect to each debtor, means all of such Debtor’s now existing and hereafter arising rights, title, interests, powers and privileges in and to all of its assets, real, personal, or mixed, wherever situated, whether now existing or hereafter acquired, including, without limitation, all of such Debtor’s Accounts, chattel paper, commercial tort claims, contract rights, deposit accounts, documents, Equipment subject to the pledge being for Equipment, financial assets, General Intangibles, tax refunds, goods, instruments, Inventory, Investment Property, including, without limitation, the Pledged Stock, letter of credit rights, letters of credit, real estate and securities accounts together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (iii) any money, or other assets of each Debtor that now or hereafter come into the possession, custody, or control of the Secured Party; (iv) all books and records pertaining to the Collateral; and (v) proceeds of any and all of the foregoing.

“Default” has the meaning given in the Loan Agreement.

“Event of Default” has the meaning as defined in Section 8.01.

“Fitness” means Everlast Fitness Mfg. Corp.

“GMAC Lien” has the meaning given in Section 2.01

“GMAC Security Agreement” means that certain Security Agreement, dated as of October 7, 2002, among Sports, Everlast, Fitness and GMAC Business Credit LLC.

“Inventory” means all of the Debtors’ inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

“Investment Property” means all of each Debtor’s investment property-, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

“Lien” means any security interest, mortgage, decd of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

“Obligations” means each and every debt, liability and obligation of every type and description which each Debtor may now or at any time hereafter owe to the Secured Party, or any Affiliate thereof, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, or absolute or contingent, including without limitation all obligations under the Factoring Agreement, the Loan Agreement, the Subsidiary Guaranty, and all of the Facility Documents, all such Obligations being joint and several as to the Debtors.

“Pledged Stock” means all of each Debtor’s right, title and interest in and to any and all shares of securities of any issuer, now arising or hereafter acquired, including, without limitation, all of the issued and outstanding shares of Preferred Stock purchased by the Borrower with the Loan proceeds and the other shares of securities set forth on Schedule 1 attached hereto.

“Security Interest” has the meaning given in Section 2.01.

“UCC” means Uniform Commercial Code as in effect as of the date hereof in the State of New York.

ARTICLE II

SECURITY INTEREST

Section 2.01.          Debtors each hereby, jointly and severally, grant the Secured Party a first priority Lien on, charge over and security interest in and right of set off against and assignment of (the “Security Interest”) the Collateral, subject only as to Fixtures and Equipment of Everlast, Sports and Fitness to the Lien granted by such person in favor of GMAC Business Credit LLC pursuant to the GMAC Security Agreement (the “GMAC Lien”), to secure the full and timely payment and performance of the Obligations.

ARTICLE III

DELIVERY OF COMMON STOCK CERTIFICATES, REGISTRATIONS, ETC.

Section 3.01.          Simultaneously herewith, each Debtor has delivered to the Secured Party original stock certificate(s) representing the Pledged Stock that is in certificated form, together with appropriate undated powers for such Pledged Stock duly executed in blank by each Debtor. Each Debtor hereby agrees that, promptly upon issuance of any other Pledged Stock in certificated form, it will deliver to the Secured Party the certificates evidencing such Pledged Stock, along with appropriate undated powers for such Pledged Stock duly executed in blank by each Debtor in form and substance satisfactory to the Secured Party.

Section 3.02.          After the occurrence of an Event of Default (as defined below), the Secured Party shall have the right (in its sole and absolute discretion) to exercise exclusive control over the Pledged Stock to the extent necessary to satisfy the Obligations, subject to Article IX hereof.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 4.01.          Each of the Debtors hereby represent, warrant and agree, jointly and severally, as follows:

(a)               Title. Each Debtor (i) has absolute title to each item of its Collateral in existence on the date hereof, free and clear of all Liens except Permitted Encumbrances, (ii) will have, at the time it acquires any rights in Collateral hereafter arising, absolute title to each such item of Collateral free and clear of all Liens except Permitted Encumbrances, (iii) will keep all Collateral free and clear of all Liens except Permitted Encumbrances, and (iv) will defend the Collateral against all claims or demands of all persons other than the Secured Party.

(b)               Valid Security Interest. This Agreement and the financing statements duly filed pursuant to the UCC creates in favor of the Secured Party a valid and perfected first and prior security interest in the Collateral, subject only to the GMAC

Lien, securing all the Obligations and is enforceable as such against creditors of and purchasers from each Debtor.

(c)               Collateral. All of the Collateral as to which it has granted a security interest hereunder constituting Investment Property other than Pledged Stock in certificated form has been credited (or will be credited, immediately upon receipt thereof) to its Securities Account.

(d)               No Liens. Each Debtor is as of the date hereof, and, as to Collateral acquired by it from time to time after the date hereof, each Debtor will be, the sole direct and beneficial owner of all Collateral as to which it has granted a security interest hereunder free from any Lien or other right, title or interest of any Person other than the Lien and security interest created by this Agreement and the GMAC Lien and each Debtor shall defend the Collateral as to which it has granted a security interest hereunder against all claims and demands of all Persons at any time claiming any interest therein adverse to the Secured Party. No financing statement, register of mortgages, charges and other encumbrances or similar document evidencing a Lien upon the Collateral or any part thereof is or shall be maintained at the registered office of any Debtor or on file in any public office except with respect to the Lien granted in favor of the Secured Party pursuant to this Agreement and the GMAC Lien. There is no agreement, and none of the Debtors shall enter into any agreement or take any other action, that would result in the imposition of any other Lien (other than Permitted Encumbrances), restrict the transferability of any of the Collateral or otherwise impair or conflict with the obligations or the rights of the Secured Party hereunder.

(e)               Consents. Each Debtor has received all consents and approvals required to transfer to the Secured Party all of each Debtor’s interest and rights in the Collateral, except to the extent that any requirement for consent or approval is rendered ineffective under the UCC. No consent of any Person (including, without limitation, equity holders or creditors of any Debtor or any account Debtor under a receivable) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or other Person, other than those that have been received or completed, is required for (x) the execution, delivery or performance of this Agreement by each Debtor (including, without limitation, the grant of the Lien hereunder), (y) the exercise by the Secured Party of the rights provided for in this Agreement or (z) the exercise by the Secured Party of the remedies in respect of the Collateral pursuant to this Agreement. In the event that the Secured Party desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefore, then, upon the reasonable request of the Secured Party, each Debtor agrees to assist and aid the Secured Party to obtain as soon as practicable any necessary approvals for the exercise of any such remedies, rights and powers.

(f)                Delivery of Agreements. Each Debtor has delivered to the Secured Party (i) a fully executed copy of each of the control agreements with respect to the Cash Collateral Accounts and the Securities Accounts pursuant to which HSBC Bank USA,

National Association has agreed to comply with all instructions originated by the Secured Party relating to the Cash Collateral Accounts.

(g)               Exclusive Pledge. Other than the security interest granted to the Secured Party pursuant to this Agreement and the GMAC Lien, no Debtor has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any part of the Collateral. None of the Debtors have authorized the filing of and are not aware of any financing statements against any Debtor that includes a description of collateral covering any part of the Collateral, other than any financing statements relating to the security interest granted to the Secured Party and the GMAC Lien. Except as set forth in Schedule 4.01(d), there are no judgment lien, tax lien or Pension Benefit Guaranty Corp. lien filings against any Debtor.

(h)               Compliance with Entitlement Orders. Neither the Cash Collateral Accounts nor the Securities Account are in the name of any Person other than the applicable Debtor or the Secured Party. None of the debtors has consented to HSBC Bank USA, National Association complying with entitlement orders of any Person other than the Secured Party.

(i)                Validity of Accounts. Each Account shall, represent an undisputed, bona fide, existing, unconditional obligation of the account debtor created by the sale, delivery, and acceptance of goods or the rendition of services including the licensing of intellectual property, in the ordinary course of such Debtor’s business. All statements made and all unpaid balances appearing in all invoices, statements, instruments and other documents evidencing the Accounts are and shall be true and correct and all such invoices, statements, instruments and other documents and all of each Debtor’s books and records are and shall be genuine and in all respects what they purport to be, and all signatories and endorsers have the capacity to contract. All sales and other transactions underlying or giving rise to each Account shall comply with all applicable laws and governmental rules and regulations. All signatures and endorsements on all documents, instruments, and agreements relating to all Accounts are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

(j)                Schedules and Documents. Each Debtor shall deliver to Secured Party transaction reports, schedules and assignments of all Accounts and the invoices relating thereto, and schedules of collections, all on Secured Party’s standard forms, on a daily basis; but each Debtor’s failure to execute and deliver the same shall not affect or limit Secured Party’s security interest and other rights in all of each Debtor’s Accounts. Together with each such schedule and assignment, or later if requested by Secured Party, each Debtor shall furnish Secured Party with copies (or, at Secured Party’s request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and each Debtor warrants the genuineness of all of the foregoing. Each Debtor shall also furnish to Secured Party an aged accounts receivable trial balance in such form and at such intervals as Secured Party shall request. In addition, each Debtor shall deliver to Secured Party the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, immediately upon receipt thereof and in the same form as received, with all necessary endorsements.

(k)               Registration of Collateral. All Investment Property or other assets issued in registered form constituting Collateral shall at all times be registered in the name of the Debtor pledging such property herein, subject to a security interest in favor of the Secured Party (or, in the case of Collateral held by a securities intermediary in the Securities Accounts, the Secured Party shall be so listed as the legal owner on the books and records of such securities intermediary). Each Debtor shall cause the issuer of any Collateral to register legal title in such Collateral as specified above.

(l)                Delivery of Instruments and Certificated Securities. All certificates, agreements or instruments representing or evidencing the Collateral, to the extent not previously or simultaneously delivered to the Secured Party, shall immediately upon receipt thereof by any Debtor be delivered by such Debtor to and held by or on behalf of the Secured Party. All certificated Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer or endorse for negotiation any or all of such Collateral, without any indication that such Collateral is subject to the security interest hereunder. In addition, the Secured Party shall have the right at any time to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations.

(m)              Notation on Books and Records. Each Debtor shall cause the Secured Party’s security interest in, Lien on and charge against all assets constituting Collateral at all times to be reflected on its official books and records. With respect to any permitted sale, transfer or redemption of Collateral, or any acquisition of non-cash assets, each Debtor will cause its books and records to be amended accordingly.

(n)               Maintenance of Securities Account. Each Debtor shall, in connection with all Permitted Investments involving any of the Collateral, deposit or cause to be deposited all Investment Property, Instruments or other non-cash assets constituting Collateral into its Securities Account to be administered hereunder in accordance with the terms hereof for the exclusive benefit of the Secured Party and subject to a control agreement satisfactory in form and substance to the Secured Party.

(o)               No Disposition of Collateral. None of the Debtors will sell or otherwise dispose of the Collateral or any interest therein, outside the ordinary course of business, without the prior written consent of the Secured Party.

(p)               Chief Executive Office; Identification Numbers. Each Debtor’s chief executive office and principal place of business is located at the address set forth under its signature below. Each Debtor’s federal employer identification number and organizational identification number are correctly set forth under its signature below.

(q)               Location of Collateral. As of the date hereof, the tangible Collateral is located only in the states and at the address, as identified on Exhibit A attached hereto. No Debtor will permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

(r)                Changes in Name, Constituent Documents, Location. None of the Debtors will change its name, certificate of incorporation, bylaws, jurisdiction of organization or business address, without the consent of the Secured Party.

(s)               Maintenance of Cash. Each Debtor shall maintain all cash constituting Collateral in the Cash Collateral Account applicable to it. Each Cash Collateral Account shall be subject to a control agreement suitable in form and substance to the Secured Party

(t)                Accountings. For bookkeeping purposes only, Secured Party shall maintain an account in each Debtor’s name which shall be credited with all sales assigned to Secured Party and shall reflect collections received by Secured Party and credited to the account of the such Debtor.

(u)               No Release. Nothing set forth in this Agreement shall relieve the Debtors from the performance of any term, covenant, condition or agreement required on each Debtor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or shall impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on any Debtor’s part to be so performed or observed or shall impose any liability on the Secured Party for any act or omission on the part of any Debtor relating thereto or for any breach of any representation or warranty on the part of any Debtor contained in this Agreement or any other Facility Document to which any Debtor is a party, or under or in respect of the Collateral or made in connection herewith or therewith.

(v)               Representations, Warranties and Covenants regarding Pledged Stock. Without limiting any other representations and warranties of the Debtors set forth in the Agreement, each of the Debtors, jointly and severally, hereby represents, warrants and covenants with respect to the Pledged Stock that:

(i)                No person, other than the Secured Party, has any right, by virtue of any warrant, option or otherwise, to receive or be issued any of the Pledged Stock;

(ii)               the Pledged Stock is duly authorized, validly issued, fully paid and non-assessable common stock of the Subsidiaries;

(iii)              there are no restrictions on the transfer of the Pledged Stock, except pursuant to applicable securities laws;

(iv)              each Debtor has good and marketable title to the Pledged Stock;

(v)               the Pledged Stock is not subject to any Liens other than those created by this Agreement in favor of the Secured Party;

(vi)              the Pledged Stock includes all of the issued and outstanding shares of Preferred Stock and of capital stock of each of the Subsidiaries of each Debtor; and

(vii)             Each Debtor has the right to pledge, and pursuant hereto, has pledged the Pledged Stock to the Secured Party, and has the right to grant the rights therein granted to the Secured Party hereunder free of any encumbrances and without the consent of the creditors of the Debtors or any other Person whatsoever.

(w)	Miscellaneous Covenants. Each Debtor will:

(i)                promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

(ii)               at all reasonable times, permit the Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy each Debtor’s books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to the Debtors;

(iii)              keep accurate and complete records pertaining to the Collateral and pertaining to its business and financial condition and submit to the Secured Party such periodic reports concerning the Collateral and its business and financial condition as the Secured Party may from time to time reasonably request;

(iv)              promptly notify the Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to any Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

(v)               at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with any such policies containing a lender loss payable endorsement acceptable to the Secured Party;

(vi)              pay when due or reimburse the Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys’ fees) incurred by the Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

(vii)             execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party’s rights under this Agreement or any other Facility Document; and

(viii)            not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

(x)               Secured Party’s Right to Take Action. Each Debtor authorizes the Secured Party to file from time to time where permitted by law, such financing statements against Collateral as the Secured Party deems necessary or useful to perfect the Security Interest. None of the Debtors will amend any financing statements in favor of the Secured Party.

(y)               Fees. In consideration of Secured Party’s monitoring of the Accounts and the application of the proceeds thereof to the Obligations, each Debtor agrees to pay Secured Party a fee of ten basis points on the gross amount of Accounts to be charged to the account of the Guarantors under the Factoring Agreement monthly.

(z)               Reports. Each Debtor, at its expense, shall provide Secured Party with the written reports, as Secured Party shall from time to time reasonably specify, including without limitation accounts payable agings, aged by invoice date, and outstanding or held check registers, and inventory reports, all in such form and with such detail as Secured Party shall specify.

(aa)             Access to Collateral, Books and Records. At reasonable times, and on one Business Day’s notice, Secured Party, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy each Debtor’s books and records. The foregoing inspections and audits shall be at Debtors’ expense and the charge therefor shall be $750 per person per day for the time of Secured Party’s personnel, or such other amount as shall represent Secured Party’s then standard charge for the same, plus all out-of-pocket expenses incurred by Secured Party in connection therewith.

(bb)            Negative Covenants. Debtors shall not, without Secured Party’s prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell, license or transfer any Collateral, except that, provided no Default or Event of Default has occurred and is continuing, Debtors may sell finished Inventory and license its Material Intellectual Property in the ordinary course of Debtors’ business and Debtors may trade-in or dispose of obsolete or unneeded Equipment in good faith arm’s length transactions, in the ordinary course of business; (v) store any Inventory or other Collateral with any warehouseman or other third party, except for storage of Inventory with a public warehouse in the ordinary course of business where there is in place an agreement between Secured Party and such warehouseman in form and substance satisfactory to Secured Party in its discretion; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets, or purchase the stock or other securities of, or make any other investment in, any other Person; (viii) incur any Debt, other than Debt outstanding to the Secured Party; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) except as set forth in Schedule 4.01(bb), pay or declare any dividends on its stock; (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Debtors’ stock; (xii) make any change in Debtors’ capital structure which would have a material adverse effect on Debtors or on the prospect of repayment of the Obligations; or (xiii) dissolve or elect to dissolve; or (xiv) make any Capital Expenditure in excess of $650,000 in any fiscal year; or (xv) agree to do any of the foregoing. Notwithstanding any provision of this paragraph (bb) to the contrary, no Debtor shall engage in any action permitted herein if such action is prohibited under the terms of any of the Loan Agreement or any Facility Documents.

(cc)             Litigation Cooperation. Should any third-party suit or proceeding be instituted by or against Secured Party with respect to any Collateral or in any manner relating to any Debtor, such Debtor shall, without expense to Secured Party, make available said Debtor and its officers, employees and agents, and said Debtor’s books and records, without charge, to the extent that Secured Party may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

(dd)            Notification of Changes. Each debtor will promptly notify Secured Party in writing of any change in its officers or directors and any material adverse change in the business or financial affairs of Debtors.

(ee)             Further Assurances. Each Debtor agrees, at its expense, on request by Secured Party, to execute all documents and take all actions, as Secured Parry may deem reasonably necessary or useful in order to perfect and maintain Secured Party’s perfected first priority security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement, the Loan Agreement and the other Facility Documents.

ARTICLE V

RIGHTS OF SECURED PARTY

Section 5.01.          At any time and from time to time, whether before or after a Default, the Secured Party may take any or all of the following actions:

(a)               Account Verification. The Secured Party may at any time and from time to time send or require the Debtors to send requests for verification of accounts or notices of assignment to account debtors, licensees and other obligors. The Secured Party may also at any time and from time to time telephone account debtors, licensees and other obligors to verify accounts.

(b)               Direct Collection. The Secured Party may notify any account debtor, licensee or any other person obligated to pay any amount due, that such chattel paper, Account, or other right to payment has been assigned or transferred to the Secured Party for security and, upon any occurrence of an Event of Default, shall be paid directly to the Secured Party. At any time after an Event of Default, the Secured Party may (but need not), in its own name or the applicable Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, Account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

ARTICLE VI

ASSIGNMENT OF INSURANCE

Section 6.01.          Each Debtor hereby assigns to the Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of each Debtor under or with respect to, any and all policies of insurance covering the Collateral, and each Debtor hereby directs the issuer of any such policy to pay any such moneys directly to the Secured Party. After the occurrence of an Event of Default, the Secured Party may (but need not), in its own name or in any Debtor’s name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

ARTICLE VII

VOTING RIGHTS, ETC.

Section 7.01.          Unless and until an Event of Default (as defined below) hereunder shall have occurred, each Debtor shall be entitled to exercise any and all voting and/or consensual rights and powers in respect of the Pledged Stock and to give consents, waivers or ratifications in respect thereof; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would materially impair the Pledged Stock or the value thereof, or be inconsistent with or violate any provision of this Agreement, the Loan Agreement or any Facility Document.

ARTICLE VIII

EVENTS OF DEFAULT

Section 8.01.          Each of the following occurrences shall constitute an event of default under this Agreement (herein called “Event of Default”): (i) an Event of Default shall occur under the Factoring Agreement, the Loan Agreement, the Subsidiary Guaranty, or any other Facility Document; or (ii) any Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand; or (iii) any Debtor shall be in breach of or fail to observe or perform any representation, warranty or covenant or agreement herein binding on it.

ARTICLE IX

REMEDIES UPON EVENT OF DEFAULT

Section 9.01.

(a)               Upon the occurrence of an Event of Default and at any time thereafter (provided that the foregoing shall not be interpreted to expand, reduce or eliminate any right to cure expressly permitted in any Facility Document), the Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the UCC, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which each Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Secured Party may require each Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and if notice to the Debtors of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.01) at least ten (10) days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtors or against any other person or property; (iv) collect any and all amounts due under any and all license agreements and notify all licensees thereunder to make all payments due under such licenses directly to the Secured Party.

(b)               Without limiting any other right of the Secured Party, upon the occurrence of any Event of Default, all rights which any Debtor is entitled to exercise pursuant to Article VII hereof shall cease and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers, and the Secured Party may forthwith, in any manner, sell, assign, give an option to purchase, or otherwise dispose of and deliver the Pledged Stock (or contract to do so), or any part thereof, (as applicable) at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit, or for future delivery, as the Secured Party shall deem appropriate, subject to the terms hereof or as otherwise allowed under the UCC or other Requirements of Law, and in each case to the extent (and in such amounts) necessary to satisfy the Obligations. Upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Stock so sold to the extent necessary to satisfy the Obligations. Each such purchaser at any such sale shall hold the Pledged Stock sold absolutely and free from any Lien, claim or right on the part of any Debtor. The Secured Party shall not be obligated to make any sale of the Pledged Stock if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Stock may have been given.

(c)               Any proceeds of sale of the Collateral sold pursuant to this Section 9.01 shall be applied by the Secured Party to the payment in full of the Obligations in such order of priority as the Secured Party shall, in its sole discretion, determine, and any surplus after satisfaction in full of the Obligations shall be returned to the applicable Debtor or to whomever may be legally entitled thereto. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to exercise its rights under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts that have competent jurisdiction.

ARTICLE X

SECURITIES LAWS

Section 10.01.       In view of the status of the Pledged Stock, or because of other present or future circumstances, questions may arise under applicable US securities laws (such laws and any such similar laws as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Stock permitted hereunder. Each Debtor understands that compliance with the Federal Securities Laws might strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Stock, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Stock could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Stock under applicable Blue Sky or other state securities laws or similar US laws analogous in purpose or effect. Under Requirements of Law, in the absence of an agreement to the contrary, the Secured Party might be held to have certain general duties and obligations to each Debtor, as pledgor, to make some effort toward obtaining a fair price even though the obligations of each Debtor may be discharged or reduced by the proceeds of a sale at a lesser price. Each Debtor acknowledges that such duties and obligations of the Secured Party shall be limited to the minimum duties and obligations required under the Uniform Commercial Code of the State of New York. The provisions of this Article X will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells.

ARTICLE XI

NOTICES; REQUESTS FOR ACCOUNTING

Section 11.01.       All notices and other communications hereunder shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below its signature or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (i) the date received if personally delivered, (ii) when deposited in the mail if delivered by mail, (iii) the date sent if sent by overnight courier, or (iv) the date of transmission if delivered by telecopy. All requests under Section 9-210 of the UCC (i) shall be made in a writing signed by an authorized person, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation (iii) shall be deemed to be sent when received by the Secured Party and (iv) shall otherwise comply with the requirements of Section 9-210. Each Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding. Each Debtor shall pay Secured Party the maximum amount allowed by law for responding to such requests.

ARTICLE XII

SECURED PARTY’S APPOINTMENT AS ATTORNEY IN FACT

Section 12.01.       Each Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in Secured Party’s discretion, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of such Debtor, to do the following:

(i)                At any time, from time to time to create, prepare, complete, execute, deliver, endorse or File, in the name and on behalf of the Debtors, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by any of the Debtors hereunder.

(ii)               Upon the occurrence and continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any license or other agreement and, in the name of either Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any license or other agreement and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any license or other agreement whenever payable;

(iii)              To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

(iv)              Upon the occurrence and continuance of an Event of Default, (A) to direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against either Debtor with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option all acts and things which Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Company might do.

(v)               At any time after an Event of Default remaining uncured, but only to the extent any cure right is expressly permitted in the Facility Documents, or in the event Secured Party determines in its sole discretion that either Debtor’s financial condition so warrants, and after notification by Secured Party as set forth in Section 11.01 above, Secured Party to notify any one or more of the licensees under any licenses to make all payments due thereunder directly to Secured Party, to endorse all items of payment received by it which are payable to such Debtor and to otherwise deal with and communicate with such licensee as Secured Party in its sole discretion may determine in order to maximize the monies to be realized by Secured Party under any licenses.

Section 12.02.       This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, each Debtor further agrees to execute any additional documents which Secured Party may require in order to confirm this power of attorney, or which Secured Party may deem necessary to enforce any of its rights contained in this Agreement.

Section 12.03.       The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Debtor for any act or failure to act, except for its own gross (rot mere) negligence or willful misconduct.

Section 12.04.       Company also authorizes Secured Party to execute, in connection with the sale provided for in Article IX of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

Section 12.05.       Prior to the occurrence of an Event of Default, Secured Party will give each Debtor reasonable notice of its use of the power of attorney granted hereby.

ARTICLE XIII

CONTINUING SECURITY INTEREST; ASSIGNMENT

Section 13.01.       This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon each Debtor and its successors and permitted assigns and (ii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and each of its respective successors, permitted transferees and permitted assigns; no other Persons (including, without limitation, any other creditor of the Debtors) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), the Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person so long as such assignment or transfer is consistent with the provisions of the Loan Agreement, the Factoring Agreement or any of the Facility Documents shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party, herein or otherwise, subject however, to the provisions of the Loan Agreement.

ARTICLE XIV

MISCELLANEOUS

Section 14.01.       This Agreement has been duly and validly authorized by all necessary corporate action on the part of each Debtor. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party, and, in the case of amendment or modification, each of the Debtors. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party’s rights or remedies. All rights and remedies of tire Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither he a condition to nor bar the exercise or enforcement of any other. The Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights any Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtors and the Secured Party and their respective successors and assigns and shall take effect when signed by each Debtor and delivered to the Secured Party, and each Debtor waives notice of the Secured Party’s acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtors shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Secured Party or the Debtors in connection with this Agreement or the other Loan Documents may be venued in either the state or federal courts located in New York, New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAIN INS TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

WELLS FARGO CENTURY, INC.		EVERLAST WORLD’S BOXING
HEADQUARTERS CORPORATION

By	/s/ Thomas Pizzo
	Its President	By:	/s/ Seth A. Horowitz
Its President
Address:
Address:
119 West 40th Street
New York, NY 10018		1350 Broadway, Suite 2300
New York, NY 10018

Attention

EVERLAST SPORTS MFG. CORP.

		By:	/s/ Seth A. Horowitz
Its President

Address:

1350 Broadway, Suite 2300
New York, NY 10018

EVERLAST WORLDWIDE INC.

		By:	/s/ Seth A. Horowitz
Name: Seth A. Horowitz
Title: CEO & Presindent

Subsidiary Guarantors

ACTIVE APPAREL NEW CORP.

		By:	/s/ Seth A. Horowitz
Name: Seth A. Horowitz
Title: Seth A. Horowitz

AMERICAN FITNESS PRODUCTS, INC.

By:	/s/ Seth A. Horowitz
Name: Seth A. Horowitz
Title: President

EVERLAST FITNESS MFG. CORP.

By:	/s/ Seth A. Horowitz
Name: Seth A. Horowitz
Title: President

EVERLAST SPORTS INTERNATIONAL, INC.

By:	/s/ Seth A. Horowitz
Name: Seth A. Horowitz
Title: President

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the __ day of February, 2006, before me, the undersigned, a notary public in and for said state, personally appeared __________________________, the _____________________ of Wells Fargo Century, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the __ day of February, 2006, before me, the undersigned, a notary public in and for said state, personally appeared ______________________, the _________________________ of Everlast World’s Boxing Headquarters Corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the __ day of February, 2006, before me, the undersigned, a notary public in and for said state, personally appeared __________________________, the ______________________ of Everlast Sports Mfg. Corp., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the __ day of February, 2006, before me, the undersigned, a notary public in and for said state, personally appeared ___________________________, the _____________________ of Everlast Worldwide Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the __ day of February, 2006, before me, the undersigned, a notary public in and for said state, personally appeared __________________________ , the ______________________ of Active Apparel New Corp., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the __ day of February, 2006, before me, the undersigned, a notary public in and for said state, personally appeared _______________________, the ________________________ of American Fitness Products, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the __ day of February, 2006, before me, the undersigned, a notary public in and for said state, personally appeared ________________________, the ________________________ of Everlast Fitness Mfg. Corp., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the __ day of February, 2006, before me, the undersigned, a notary public in and for said state, personally appeared __________________________, the _____________________ of Everlast Sports International, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

EXHIBIT A

LOCATION OF COLLATERAL

SCHEDULE I

PLEDGED STOCK

SUBSIDIARY/AFFILIATE	NUMBER OF PLEDGED SHARES	CLASS OF PLEDGED SHARES	NUMBER OF SHARES ISSUED AND OUTSTANDING
Everlast World’s Boxing Headquarters Corporation	100	Common Stock	100
Everlast Sports Mfg. Corp.	20,000	Common Stock	20,000
Active Apparel New Corp.	100	Common Stock	100
American Fitness Products, Inc.	3,000	Common Stock	3,000
Everlast Fitness Mfg. Corp.	200	Common Stock	200
Everlast Sports International, Corp.	200	Common Stock	200